UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2003

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, Michigan (Address of principal executive offices)	48034 (Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Signature
EX-99.1 Press release issued January 27, 2003
EX-99.2 Slides from webcast call January 27, 2003

Item 5. Other Events and Regulation FD Disclosure

     On January 27, 2003, Lear Corporation issued a press release reporting its financial results for the fourth quarter and full year of 2002 and updating its earnings guidance for 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     On January 27, 2003, Lear Corporation made available the slides attached hereto as Exhibit 99.2 in a webcast of its fourth quarter and year-end earnings call. Exhibit 99.2 is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

    (c) Exhibits

99.1	Press release issued January 27, 2003, filed herewith.

99.2	Slides from the Lear Corporation webcast of its fourth quarter and year-end earnings call made on January 27, 2003, filed herewith.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: January 27, 2003	By: /s/ David C. Wajsgras

Name: David C. Wajsgras
Title: Senior Vice President and
Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press release issued January 27, 2003, filed herewith.

99.2	Slides from the Lear Corporation webcast of its fourth quarter and year-end earnings call made on January 27, 2003, filed herewith.